Exhibit 10.20

EXECUTION COPY

FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

dated as of

January 12, 2005

among

ITC HOLDINGS CORP.,
as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS AND OTHER
PERSONS FROM TIME TO PARTIES HERETO,
as the Lenders

CANADIAN IMPERIAL BANK OF COMMERCE,
as the Administrative Agent,

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH
AND CIBC WORLD MARKETS,
as the Joint Lead Arrangers

and

COMERICA BANK,
as the Documentation Agent

FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amended and Restated Credit Agreement”) dated as of January 12, 2005, among ITC HOLDINGS CORP., a Michigan corporation duly organized and validly existing under the law of the State of Michigan (the “Borrower”); the institutions listed on Schedule I hereto (each a “Lender” and, collectively, the “Lenders”); and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower, certain of the Lenders and the Administrative Agent are parties to a Revolving Credit Agreement dated as of March 19, 2004 (as heretofore modified and supplemented and in effect on the date hereof, the “Revolving Credit Agreement”) and wish to amend and restate the Revolving Credit Agreement to increase the aggregate amount of the Commitments under the Revolving Credit Agreement upon the terms and conditions set forth herein.  Accordingly, the parties hereto hereby agree, with effect as of the Amendment Effective Date (as defined below), to amend the Revolving Credit Agreement as set forth in Section 2 hereof and to restate the Revolving Credit Agreement, which is hereby incorporated by reference, as so amended:

Section 1.  Definitions.  Except as otherwise defined in this Amended and Restated Credit Agreement terms defined in the Revolving Credit Agreement, are used herein as defined therein.

Section 2.  Amendments to the Revolving Credit Agreement.  The Revolving Credit Agreement shall be amended as follows:

2.1.  References in the Revolving Credit Agreement (including references to the Revolving Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof” ) shall be deemed to be references to the Revolving Credit Agreement as amended and restated hereby.

2.2.  The recital of the Revolving Credit Agreement shall be amended and restated in its entirety to read as follows:

“The Borrower has requested that the Lenders make senior loans to it in an aggregate principal amount not exceeding $47,500,000 (subject to an increase to $50,000,000 as provided herein) at any one time outstanding.  The Lenders are prepared to make such loans upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:”

2.3.  Section 4.3(g) of the Revolving Credit Agreement shall be amended by substituting “$50,00,000” for “$45,000,000”.

2.4.  Schedule I to the Revolving Credit Agreement shall be amended and restated in its entirety by substituting therefor Schedule I to this Amended and Restated Credit Agreement.

Section 3.  Commitment Fee.  Notwithstanding that the increase of the Commitments contemplated by Section 2 hereof shall not become effective until the Amendment Effective Date, for purposes of calculating the amounts and payees of commitment fee payable under Section 3.1 of the Revolving Credit Agreement, the Commitments of the Lenders shall be deemed to have been so increased immediately upon the earlier of (a) the execution of this Amended and Restated Credit Agreement by the Borrower and each of the Lenders and (b) January 31, 2005.

Section 4.  New Lenders.  If on the Amendment Effective Date the Revolving Credit Commitment Percentages change as a result of the amendments to the Revolving Credit Agreement effected hereby, the Borrower shall borrow Revolving Credit Loans from the Lenders and/or (subject to compliance by the Borrower with Section 2.11 of the Revolving Credit Agreement) prepay Revolving Credit Loans of the Lenders to the extent necessary such that, after giving effect thereto, the Revolving Credit Loans (including, without limitation, the Types thereof and Interest Periods with respect thereto) shall be held by the Lenders pro rata according to their respective Revolving Credit Commitment Percentages.

Section 5.  Representations and Warranties.  The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Section 7 of the Revolving Credit Agreement and Section 2 of the Pledge Agreement are true and complete on the date hereof (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date) as if made on and as of the date hereof and as if each reference in said Section 7 to “this Agreement” included reference to this Amended and Restated Credit Agreement.

Section 6.  Conditions Precedent.  The amendment and restatement of the Revolving Credit Agreement contemplated hereby, together with the amendments to the Revolving Credit Agreement set forth in Section 2 hereof, shall become effective on the date of the receipt by the Administrative Agent of the following documents (such date, the “Amendment Effective Date”), each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

(a)  Credit Documents.  (i) This Amendment, executed and delivered by a duly authorized officer of each of the parties hereto, (ii) an amendment to the Pledge Agreement substantially in the form of Exhibit A hereto (the “Pledge Agreement Amendment”) executed and delivered by a duly authorized officer of the Borrower and by the Administrative Agent (and the Lenders hereby authorize the Administrative Agent to execute and deliver the Pledge Agreement Amendment) and (iii) certificate number 8 evidencing 25 shares of stock pledged under the Pledge Agreement as amended by the Pledge Agreement Amendment, together with an updated stock power therefore duly executed and delivered by the Borrower.

(b)  Proceedings of the Borrower.  A copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Borrower (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amended and Restated Credit Agreement and the consummation of the transactions contemplated hereby.

(c)  Organic Documents.  True and complete copies of the articles of incorporation and by-laws of the Borrower and a certificate of good standing with respect to the Borrower issued by its jurisdiction of incorporation or organization.

(d)  Fees.  Evidence of the payment by the Borrower of all fees required to be paid by the Borrower in connection with this Amended and Restated Credit Agreement, and the fees and expenses of counsel to the Administrative Agent in connection herewith for which invoices have been timely presented.

(e)  Legal Opinions.  Executed legal opinions of New York counsel and Michigan counsel (which may be in-house counsel) to the Borrower in form and substance reasonably satisfactory to the Administrative Agent.

Section 7.  Miscellaneous.  Except as herein provided, the Revolving Credit Agreement shall remain unchanged and in full force and effect.  This Amended and Restated Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amended and Restated Credit Agreement by signing any such counterpart.  This Amended and Restated Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ITC HOLDINGS CORP., as the Borrower

By
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By
Name:
Title:

CIBC INC., as a Lender and Joint Lead Arranger

By
Name:
Title:

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as a Lender and Joint Lead Arranger

By
Name:
Title:

COMERICA BANK as a Lender and Documentation Agent

By
Name:
Title:

STANDARD FEDERAL BANK as a Lender

By
Name:
Title:

SCHEDULE I

COMMITMENTS

LENDER	REVOLVING CREDIT COMMITMENT	REVOLVING CREDIT COMMITMENT PERCENTAGE
Credit Suisse First Boston	$12,500,000	26.3%
Canadian Imperial Bank of Commerce	$12,500,000	26.3%
Comerica Bank	$12,500,000	26.3%
Standard Federal Bank	$10,000,000	21.1%
TOTAL AMOUNT	$47,500,000	100%

EXHIBIT A

AMENDMENT NO. 1 TO THE PLEDGE AGREEMENT

AMENDMENT NO. 1 to the Pledge Agreement (this “Amendment No. 1”) of January 12, 2005 between ITC HOLDINGS CORP., a Michigan corporation duly organized and validly existing under the law of the State of Michigan (the “Borrower”) and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower and the Administrative Agent are parties to a Pledge Agreement dated as of March 19, 2004 (as heretofore modified and supplemented and in effect on the date hereof, the “Pledge Agreement”) and wish to amend the Pledge Agreement upon the terms and conditions as hereinafter provided in connection with the amendment and restatement of the Revolving Credit Agreement referred to in the Pledge Agreement (the “Amended and Restated Credit Agreement”). Accordingly, the parties hereto hereby agree, with effect as of the Amendment Effective Date (as defined in the Amended and Restated Credit Agreement), to amend the Pledge Agreement, as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 1, terms defined in the Pledge Agreement are used herein as defined therein.

Section 2.  Amendments to the Pledge Agreement.  The Pledge Agreement shall be amended as follows:

2.1.  The first recital of the Pledge Agreement shall be amended and restated in its entirety to read as follows:

“The Borrower, certain lenders and CIBC, as administrative agent, are parties to a Revolving Credit Agreement dated as of March 19, 2004 (as modified and supplemented and in effect from time to time, the “Revolving Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $47,500,000, subject to increase to $50,000,000 as provided therein.”

2.2.  Annex I to the Pledge Agreement shall be amended and restated in its entirety by substituting therefor Annex I to this Amendment No. 1.

Section 3.  Effectiveness.  This Amendment No. 1 shall become effective on the Amendment Effective Date.

Section 4.  Miscellaneous.  Except as herein provided, the Pledge Agreement shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.  This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

ITC HOLDINGS CORP., as the Borrower

By
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By
Name:
Title:

Annex I

PLEDGED STOCK

Issuer	Certificate No.	Registered Owner	Number of Shares	Percentage of Issued & Outstanding Shares
International Transmission Company	2	ITC Holdings Corp.	67	6 and 2/3%
International Transmission Company	4	ITC Holdings Corp.	33	3 and 1/3%
International Transmission Company	6	ITC Holdings Corp.	33	3 and 1/3%
International Transmission Company	8	ITC Holdings Corp.	25	2 and 1/2%
Total			158	15 5/6%